UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 14, 2005

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

950 Echo Lane, Suite 100, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 14, 2005, Group 1 Automotive, Inc., a Delaware corporation, issued a press release announcing revised outlook for 2005 and its expected earnings per diluted share for the third quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

As provided in the General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 and incorporated by reference in this Item 2.02 shall not be deemed to be "filed" for purposes of Section 19 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On October 14, 2005, Group 1 Automotive, Inc., a Delaware corporation, announced its plans to conduct a conference call following the release of financial results for the third quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

As provided in the General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 and incorporated by reference in this Item 7.01 shall not be deemed to be "filed" for purposes of Section 19 of the Exchange Act, nor shall such information be deemed incorporated by reference under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Group 1 Automotive, Inc., dated as of October 14, 2005, announcing preliminary third-quarter results, revising full-year outlook and announcing schedule for release of 2005 third-quarter financial results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

October 17, 2005	By:	Robert T. Ray

Name: Robert T. Ray
Title: Senior Vice President, Chief Financial Officer & Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Group 1 Automotive, Inc., dated as of October 14, 2005, announcing preliminary third-quarter results, revising full-year outlook and announcing schedule for release of 2005 third-quarter financial results.